UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

GREENBROOK TMS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40199	98-1512724
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

890 Yonge Street, 7th Floor

Toronto, Ontario Canada

M4W 3P4

(Address of Principal Executive Offices)

(866) 928-6076

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	GBNHF(1)	***(1)

(1) On February 26, 2024, the common shares (“Common Shares”) of Greenbrook TMS Inc. (the “Company”) were suspended from trading on the Nasdaq Capital Market of the Nasdaq Stock Market LLC (“Nasdaq”). On March 22, 2024, the Common Shares began trading on the OTCQB Market, operated by OTC Markets Group Inc under the symbol “GBNHF”. On April 1, 2024, the Company filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting of the Common Shares from Nasdaq, with the delisting becoming effective 10 days after such filing. The deregistration of the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will become effective 90 days after the filing of the Form 25, or such shorter period as the SEC may determine.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2024, Greenbrook TMS Inc. (the “Company”) held its Annual Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on May 10, 2024.

Proposal No. 1: The election of the Board of Directors to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% of Voted	Votes Withheld	% of Voted	Broker Non-Votes
Brian P. Burke	21,307,669	99.70%	63,398	0.30%	2,013,062
Colleen Campbell	21,319,432	99.76%	51,635	0.24%	2,013,062
Sasha Cucuz	21,311,014	99.72%	60,053	0.28%	2,013,062
Juliana Elstad	21,317,527	99.75%	53,540	0.25%	2,013,062
Bill Leonard	21,318,495	99.75%	52,572	0.25%	2,013,062
Surindra Mann	21,307,727	99.70%	63,340	0.30%	2,013,062
Frank Tworecke	21,317,033	99.75%	54,034	0.25%	2,013,062
Elias Vamvakas	21,301,085	99.67%	69,982	0.33%	2,013,062

Proposal No. 2: Appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 and authorizing the directors to fix KPMG LLP’s remuneration received the following votes:

Votes For	% of Voted	Votes Withheld	% of Voted
23,279,726	99.55%	104,403	0.45%

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2024

Greenbrook TMS Inc.

By:	/s/ Bill Leonard
Name:	Bill Leonard
Title:	President & Chief Executive Officer